                                                                     EXHIBIT 99

Chemical Bank, Trustee                                             Determination Date:                                    03-Feb-97
Manufactured Housing Contracts                                     Remittance Date:                                       07-Feb-97
Senior/Subordinated Pass-Through Certificates Series 1996B         For the Period Ended:                                  25-Jan-97


Information for Clauses (a) through (s), Section 7.01
                                                                                Class A-1          Class A-2          Class A-3
 (a)   Class A and Class B Distribution Amounts                                1,213,440.06       165,939.37         120,818.63

 (b)   Formula Principal Distribution Amount
       (a) Scheduled Principal Due                                               368,989.73
       (b) Partial Prepayments Received                                            5,465.21
       (c) Principal Payments in Full (Scheduled Balance)                        702,035.19
       (d) Liquidated Contract Scheduled Balance                                       0.00
       (e) Section 3.05 Purchase Scheduled Balance                                     0.00
       (f)  Previously Undistributed Shortfalls in (a) through (e)                     0.00
                                                                              -------------    -------------      -------------
 Total Principal Distribution                                                  1,076,490.13             0.00               0.00

 (c)   Interest Distribution                                                     136,949.93       165,939.37         120,818.63
       Unpaid Interest Shortfall                                                       0.00             0.00               0.00
                                                                              -------------    -------------      -------------
 Total Interest Distribution                                                     136,949.93       165,939.37         120,818.63

 (d)   Beginning Class A and Class B Principal Balance                        25,678,111.47    29,610,000.00      20,786,000.00
       Less: Principal Distribution                                            1,076,490.13             0.00               0.00
                                                                              -------------    -------------      -------------
       Remaining Class A and Class B Principal Balance                        24,601,621.34    29,610,000.00      20,786,000.00

 (e)   Fees Due Servicer
       Monthly Servicing Fee                                                     137,082.41        (h)      Pool Factor
       Section 8.06 Reimbursement Amount                                               0.00         Class A-1          0.77014843
       Section 6.02 Reimbursement Amount                                          22,005.00         Class A-2          1.00000000
       Reimburseable Fees                                                              0.00         Class A-3          1.00000000
                                                                              -------------         Class A-4          1.00000000
 Total Fees Due Servicer                                                         159,087.41         Class A-5          1.00000000
                                                                                                    Class B-2          1.00000000

Information for Clauses (a) through (s), Section 7.01
                                                              Class A-4       Class A-5      Class A-6      Class B-1     Class B-2
 (a)   Class A and Class B Distribution Amounts                 76,366.67      108,980.81      72,154.58     53,251.00     42,652.50

 (b)   Formula Principal Distribution Amount
       (a) Scheduled Principal Due
       (b) Partial Prepayments Received
       (c) Principal Payments in Full (Scheduled Balance)
       (d) Liquidated Contract Scheduled Balance
       (e) Section 3.05 Purchase Scheduled Balance
       (f)  Previously Undistributed Shortfalls in (a)
            through (e)
                                                            -------------   -------------  -------------  ------------  ------------
 Total Principal Distribution                                        0.00            0.00           0.00          0.00          0.00

 (c)   Interest Distribution                                    76,366.67      108,980.81      72,154.58     53,251.00     42,652.50
       Unpaid Interest Shortfall                                     0.00            0.00           0.00          0.00          0.00
                                                            -------------   -------------  -------------  ------------  ------------
 Total Interest Distribution                                    76,366.67      108,980.81      72,154.58     53,251.00     42,652.50

 (d)   Beginning Class A and Class B Principal Balance      12,640,000.00   17,379,000.00  11,030,000.00  8,272,000.00  6,204,000.00
       Less: Principal Distribution                                  0.00            0.00           0.00          0.00          0.00
                                                            -------------   -------------  -------------  -------------  -----------
       Remaining Class A and Class B Principal Balance      12,640,000.00   17,379,000.00  11,030,000.00  8,272,000.00  6,204,000.00

 (e)   Fees Due Servicer
       Monthly Servicing Fee                                              Original Balance        Rate
       Section 8.06 Reimbursement Amount                                        31,944,000.00     6.400%
       Section 6.02 Reimbursement Amount                                        29,610,000.00     6.725%
       Reimburseable Fees                                                       20,786,000.00     6.975%
                                                                                12,640,000.00     7.250%
 Total Fees Due Servicer                                                        17,379,000.00     7.525%
                                                                                11,030,000.00     7.850%
                                                                                 8,272,000.00     7.25%
                                                                                 6,204,000.00     8.250%


                                                   No. of                 Unpaid Principal
 (f)   Delinquency                                Contracts                    Balance
          31-59 Days Delinquent                       131                     3,919,341
          60-89 Days Delinquent                        41                     1,259,940
           90+ Days Delinquent                         25                       598,601

 (g)   Section 3.05 Repurchases                                                   0.00


 (i)   Class R Distribution Amount                                          229,469.34
       Reposession Profits                                                        0.00

 (j)   Principal Balance of Contracts in Repossession                             0.00

 (k)   Aggregate Net Liquidation Losses                                           0.00

 (l)   (x) Class B-2 Formula Distribution Amount                             42,652.50
       (y) Remaining Amount Available                                       272,121.84
                                                                            ----------
       Amount of (x) over (y)                                                     0.00

 (m)   Class B-2 Liquidation Loss Amount                                          0.00

 (n)   Guarantee Payment                                                          0.00

 (o)   Unadvanced Shortfalls                                                      0.00

 (p)   Number of units repossessed                                                   0

Chemical Bank, Trustee                                             Determination Date:                                    03-Feb-97
Manufactured Housing Contracts                                     Remittance Date:                                       07-Feb-97
Senior/Subordinated Pass-Through Certificates Series 1996B         For the Period Ended:                                  25-Jan-97

 (q)   Principal Prepayments paid                                                                          707,500.40

 (r)   Scheduled Principal Payments                                                                        368,989.73

 (s)   Weighted Average Interest Rate                                                                          10.99%


                      Computation of Available Distribution Amount


(i)  Certificate Account Balance at Monthly Cutoff-Vanderbilt                                            2,201,166.95
     Certificate Account Balance at Monthly Cutoff-SubServicer                                             101,564.03
(ii) Monthly Advance made                                                                                        0.00
(iii)Section 5.05 Certificate Fund Income-Vanderbilt                                                         9,848.59
(iii)Section 5.05 Certificate Fund Income-SubServicer                                                          604.28
(v)  Principal due Holders                                                                                       0.00
Less:
(i) Scheduled Payments of principal and interest
    due subsequent to the Due Period-Vanderbilt                                                             69,186.12
(i) Scheduled Payments of principal and interest
    due subsequent to the Due Period-SubServicer                                                             1,837.36
(ii) Due to the Servicer Pursuant to Section 6.02:
   (i)   Section 3.05 Purchases (Due Seller)                                                                     0.00
   (ii)  Reimbursement for taxes from Liquidation Proceed                                               $        0.00
   (iii) Monthly Servicing Fee                                                                             137,082.41
   (iv)  Reimburseable Liquidation Expenses                                                                 22,005.00
   (v)   Section 6.04 (c) reimbursement                                                                          0.00
   (vi)  Section 8.06 reimbursement                                                                              0.00
   (vii) Amounts not required to be deposited-SubServicer                                                        0.00

Total Due Servicer                                                                                         159,087.41

Available Distrubution Amount-Vanderbilt                                                                 1,982,742.01
Available Distrubution Amount-SubServicer                                                                  100,330.95
To Class A and B                                                                                         1,853,603.62

Monthly Excess Cashflow                                                                                    229,469.34

Weighted Average Remaining Term (months)                                                                       175.92

       Scheduled Balance Computation


       Prior Month Balance                                                                             131,599,111.47


       Current Balance                                                        130,611,981.64
                           Adv Principal                                           16,696.21
                           Del Principal                                          106,056.51
       Pool Scheduled Balance                                                                          130,522,621.34


       Principal Payments in Full                                                 702,035.19
       Partial Prepayments                                                          5,465.21

       Scheduled Principal                                                        368,989.73


       Collateral Balance                                                                              130,611,981.64